September 1, 2016 Q3 FY16 Financial Results 1 Exhibit 99.2

Forward-looking statements Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to future events and expectations and involve known and unknown risks and uncertainties. Verifone’s actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward- looking statements, please refer to Verifone’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10- Q. Verifone is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise Non-GAAP Financial Measures With respect to any Non-GAAP financial measures presented in the information, reconciliations of Non- GAAP to GAAP financial measures may be found in Verifone’s quarterly earnings release as filed with the Securities and Exchange Commission as well as the Appendix to these slides. Management uses Non- GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. Management believes that these Non- GAAP financial measures help it to evaluate Verifone’s performance and to compare Verifone’s current results with those for prior periods as well as with the results of peer companies. These Non- GAAP financial measures contain limitations and should be considered as a supplement to, and not as a substitute for, or superior to, disclosures made in accordance with GAAP. 2

Business Update Paul Galant, CEO Financial Update Marc Rothman, CFO Q & A 3 Paul Galant, CEO Marc Rothman, CFO Vin D’Agostino, EVP of Services Jennifer Miles, President of North America

Q3 FY16 Headlines Q4 FY16 Outlook • Situations in Turkey & Latin America may persist • EMV bottleneck in US remains severe impediment • SMB deployments continue to trend below expectations • Challenging quarter • Two key factors impacted revenue o Geopolitical events in Turkey o Economic conditions in Latin America • Results o Optimized cost structure o Exceeded EPS target 4

Good Progress on New Products and Services EngagemPOS Carbon • e355 certified in 17 of our top 25 markets • e265 certified in 8 of our top 25 markets • Launches in US, France, Latin America • Engage has begun shipping to Asia • Engage to ramp up in other key markets throughout FY17 • Several acquirers and banks committed to pilot Carbon, our new integrated POS solution • Carbon will help drive more annuity-based revenue 5

Exceeded $200M in Quarterly Services Revenue Verifone Services • Services revenue grew 13% YoY in Q3 FY16 • Devices deployed on U.S. Payment as a Service platform grew ~45% • InterCard acquisition in Germany enabled us to start payment services with several major companies • Executed new Device Services contract in Brazil with large acquirer • Collaboration with Visa to accelerate US EMV adoption • Held first Appathon for our Commerce Platform and App Marketplace 6

Non-GAAP Financial Results * Net Income = Net Income attributable to VeriFone Systems, Inc. stockholders * Operating Cash Flow = GAAP net cash provided by operating activities * Reconciliation of our GAAP to Non-GAAP financial results can be found in the appendix section Q3 16 $ in million, except EPS Q3 15 Q2 16 Q3 16 % SEQ % YoY Net Revenues 510 532 493 (7)% (3)% Gross Margin 213 226 208 (8)% (2)% % of Revenue 41.7% 42.4% 42.2% (0.2)pts 0.5pts Operating Income 72 72 65 (10)% (9)% % of Revenue 14.0% 13.6% 13.2% (0.4)pts (0.8)pts Net Income* 54 52 46 (11)% (15)% EPS 0.47 0.47 0.42 (11)% (11)% Operating Cash Flow* 71 51 13 (75)% (82)% Free Cash Flow* 42 23 (11) (149)% (127)% 7

Non-GAAP Revenue & Gross Margin* Business Units * A reconciliation of our GAAP to Non-GAAP financial results can be found in the appendix section $ in million Q3 15 Q2 16 Q3 16 Systems 333 342 292 Services 177 190 201 Total Net Revenue 510 532 493 Services, % of Net Revenue 35% 36% 41% As a % of Revenue Q3 15 Q2 16 Q3 16 Systems 41.1% 42.3% 41.4% Services 42.9% 42.7% 43.5% Gross Margin % 41.7% 42.4% 42.2% 8

$49M 10% Non-GAAP Operating Expenses* $52M 10% $50M 10% $50M 10% $54M 10% $49M 10% $42M 8% $48M 9% $44M 9% $141M 27.7% $154M 28.9% $143M 29.1% Q315 Q216 Q316 * A reconciliation of our GAAP to Non-GAAP financial results can be found in the appendix section Research & Development Sales & Marketing General & Administrative 9

Non-GAAP Revenue* Geography Q3 16 $ in million Q3 15 Q2 16 Q3 16 % SEQ Inc(Dec) % YoY Inc(Dec) Organic YoY Growth Organic YoY Constant Currency Growth North America 209 215 196 (9)% (6)% (9)% (9)% % of Revenue 41% 41% 40% Latin America 74 70 55 (21)% (25)% (25)% (17)% % of Revenue 14% 13% 11% EMEA 173 197 190 (4)% 10% 1% 4% % of Revenue 34% 37% 39% Asia 55 50 52 3% (6)% (6)% (2)% % of Revenue 11% 9% 10% TOTAL 510 532 493 (7)% (3)% (8)% (5)% * A reconciliation of our GAAP to Non-GAAP financial results can be found in the appendix section 10

Cash & Debt* Debt Statistics As of July 31, 2016 Short Term Long Term Outstanding $66M $908M $974M Credit Ratings S&P Moody’s BB Ba2 * Debt issuance costs are reflected as a reduction of gross debt due to newly issued accounting principles 924 883 863 843 814 799 933 955 974 Q314 Q414 Q115 Q215 Q315 Q415 Q116 Q216 Q316 Gross Debt, $M 264 250 241 234 242 209 186 157 157 Q314 Q414 Q115 Q215 Q315 Q415 Q116 Q216 Q316 Total Cash, $M 660 633 622 609 572 590 747 798 817 Q314 Q414 Q115 Q215 Q315 Q415 Q116 Q216 Q316 Net Debt, $M 11

Balance Sheet & Working Capital Metrics $M Q315 Q216 Q316 $ Days $ Days $ Days Accounts Receivables, net 322 57 397 67 370 68 Inventories 122 38 155 43 183 53 Accounts Payable 150 45 217 64 192 61 Cash Conversion Cycle 49 46 60 Accounts Receivable Days is calculated as Accounts Receivable, net divided by Non-GAAP Total Net Revenues multiplied by 90 days Inventory Days is calculated as Average Inventory divided by Non-GAAP Total Cost of Net Revenues multiplied by 90 days Accounts Payable Days is calculated as Accounts Payable divided by Non-GAAP Total Cost of Net Revenues multiplied by 90 days Cash Conversion Cycle is calculated as Accounts Receivable Days plus Inventory Days less Accounts Payable Days A reconciliation of our GAAP to Non-GAAP financial results can be found in the appendix section 12

Cash Flow* $13M Operating cash flow $(11)M Free cash flow $24M CapEx * Operating Cash Flow = GAAP net cash provided by operating activities. Free Cash Flow is a non-GAAP financial measure A reconciliation of our GAAP to Non-GAAP financial results can be found in the appendix section 59 52 41 56 71 81 63 51 13 Q314 Q414 Q115 Q215 Q315 Q415 Q116 Q216 Q316 Operating Cash Flow, $M 38 29 22 27 42 52 33 23 -11 Q314 Q414 Q115 Q215 Q315 Q415 Q116 Q216 Q316 Free Cash Flow, $M 13

Q4 and Full Year 2016 Guidance* Non-GAAP Net Revenues Non-GAAP EPS Non-GAAP Effective Tax Rate Non-GAAP Fully Diluted Shares Non-GAAP Operating Margin Free Cash Flow Capital expenditure $460M $0.28 - $0.29 14.5% ~111M 10.8% $25M - $30M Q4 16 $2.0B $1.64 - $1.65 14.5% ~111M 13.0% $70M - $75M $105M Full Year FY16 * A reconciliation of our GAAP to Non-GAAP financial results can be found in the appendix section Full Year FY16 ▷ Organic growth of (4%) on a reported basis ▷ Organic growth flat on a constant currency basis ▷ Total growth of 4% on a constant currency basis, including acquisitions 14

Q & A 15

Appendix 16

Reconciliation of GAAP to Non-GAAP Key Metrics Q316 17 (In millions, except per share data and percentages) Note Net revenues Gross margin Gross margin percentage Operating income (loss) Income tax provision Net income (loss) attributable to VeriFone Systems, Inc. stockholders Three Months Ended July 31, 2016 GAAP $ 488.1 $ 191.1 39.2% $ (22.3) $ 0.3 $ (31.1) Adjustments: Amortization of step-down deferred services net revenues and associated costs of goods sold at acquisition A 4.5 3.1 3.1 — 3.1 Amortization of purchased intangible assets D — 3.9 28.2 — 28.2 Other merger and acquisition related expenses D — — 1.0 — (1.1) Stock based compensation E — 0.9 10.8 — 10.8 Restructuring and related charges F — 5.2 38.9 — 38.9 Other charges and income F — 3.8 5.2 — 5.2 Income tax effect of non-GAAP exclusions G — — — 7.7 (7.7) Non-GAAP $ 492.6 $ 208.0 42.2% $ 64.9 $ 8.0 $ 46.3 Weighted average number of shares used in computing net income (loss) per share: Net income (loss) per share attributable to VeriFone Systems, Inc. stockholders (1) Basic Diluted Basic Diluted GAAP 110.7 110.7 $ (0.28) $ (0.28) Adjustment for diluted shares H — 0.7 Non-GAAP 110.7 111.4 $ 0.42 $ 0.42 (1) Net income per share is calculated by dividing the Net income attributable to VeriFone Systems, Inc. stockholders by the Weighted average number of shares. THIS FOOTNOTE MAINTAINED BY WHITNEY ON HER VERSION. PLEASE REVIEW THERE.

Reconciliation of GAAP to Non-GAAP Key Metrics Q216 18 (In millions, except per share data and percentages) Note Net revenues Gross margin Gross margin percentage Operating income (loss) Income tax provision Net income attributable to VeriFone Systems, Inc. stockholders Three Months Ended April 30, 2016 GAAP $ 526.3 $ 210.4 40.0% $ 19.8 $ 3.1 $ 2.9 Adjustments: Amortization of step-down deferred services net revenues and associated costs of goods sold at acquisition A 6.1 4.4 4.4 — 4.4 Amortization of purchased intangible assets D — 3.8 25.8 — 25.8 Other merger and acquisition related expenses D — — 1.6 — 2.9 Stock based compensation E — 0.8 11.6 — 11.6 Restructuring and related charges F — — 0.6 — 0.6 Other charges and income F — 6.6 8.4 — 9.5 Income tax effect of non-GAAP exclusions G — — — 5.8 (5.8) Non-GAAP $ 532.4 $ 226.0 42.4% $ 72.2 $ 8.9 $ 51.9 Weighted average number of shares used in computing net income per share: Net income per share attributable to VeriFone Systems, Inc. stockholders (1) Basic Diluted Basic Diluted GAAP 110.3 111.3 $ 0.03 $ 0.03 Non-GAAP 110.3 111.3 $ 0.47 $ 0.47 (1) Net income per share is calculated by dividing the Net income attributable to VeriFone Systems, Inc. stockholders by the Weighted average number of shares. THIS FOOTNOTE MAINTAINED BY WHITNEY ON HER VERSION. PLEASE REVIEW THERE.

Reconciliation of GAAP to Non-GAAP Key Metrics Q315 19 (In millions, except per share data and percentages) Note Net revenues Gross margin Gross margin percentage Operating income Income tax provision (benefit) Net income attributable to VeriFone Systems, Inc. stockholders Three Months Ended July 31, 2015 GAAP $ 509.9 $ 206.5 40.5% $ 20.3 $ 1.4 $ 9.5 Adjustments: Amortization of step-down in deferred services net revenues at acquisition A 0.1 0.1 0.1 — 0.1 Amortization of purchased intangible assets D — 4.5 24.5 — 24.5 Other merger and acquisition related expenses D — 0.5 1.7 — 3.2 Stock based compensation E — 0.4 11.2 — 11.2 Restructuring and related charges F — 0.2 6.0 — 6.0 Other charges and income F — 0.5 7.7 — 7.7 Income tax effect of non-GAAP exclusions G — — — 7.9 (7.9) Non-GAAP $ 510.0 $ 212.7 41.7% $ 71.5 $ 9.3 $ 54.3 Weighted average number of shares used in computing net income per share: Net income per share attributable to VeriFone Systems, Inc. stockholders (1) Basic Diluted Basic Diluted GAAP 114.4 116.4 $ 0.08 $ 0.08 Non-GAAP 114.4 116.4 $ 0.47 $ 0.47 (1) Net income per share is calculated by dividing the Net income attributable to VeriFone Systems, Inc. stockholders by the Weighted average number of shares. THIS FOOTNOTE MAINTAINED BY WHITNEY ON HER VERSION. PLEASE REVIEW THERE.

Reconciliation of GAAP to Non-GAAP Gross Margin

(In millions, except percentages)	Note	Systems net revenues	Services net revenues	Total net revenues	Total cost of net revenues	Systems gross margin	Services gross margin	Total gross margin
Three Months Ended July 31, 2016								
GAAP		**$ 292.1**	**$ 196.0**	**$ 488.1**	**$ 297.0**	**$ 116.4**	**$ 74.7**	**$ 191.1**
Amortization of step-down deferred services net revenues and associated costs of goods sold at acquisition	A	—	4.5	4.5	1.4	—	3.1	3.1
Merger and acquisition related	D,F	—	—	—	(3.9)	2.2	1.7	3.9
Stock based compensation	E	—	—	—	(0.9)	0.6	0.3	0.9
Restructuring and related charges	F	—	—	—	(5.2)	1.3	3.9	5.2
Other charges and income	F	—	—	—	(3.8)	0.3	3.5	3.8
Non-GAAP		$ 292.1	$ 200.5	$ 492.6	$ 284.6	$ 120.8	$ 87.2	$ 208.0
Percentage of Non-GAAP net revenues		59.3%	40.7%		57.8%	41.4%	43.5%	42.2%
Three Months Ended April 30, 2016								
GAAP		**$ 342.5**	**$ 183.8**	**$ 526.3**	**$ 315.9**	**$ 142.0**	**$ 68.4**	**$ 210.4**
Amortization of step-down deferred services net revenues and associated costs of goods sold at acquisition	A	—	6.1	6.1	1.7	—	4.4	4.4
Merger and acquisition related	D,F	—	—	—	(3.8)	2.2	1.6	3.8
Stock based compensation	E	—	—	—	(0.8)	0.5	0.3	0.8
Restructuring and related charges	F	—	—	—	—	—	—	—
Other charges and income	F	—	—	—	(6.6)	0.3	6.3	6.6
Non-GAAP		$ 342.5	$ 189.9	$ 532.4	$ 306.4	$ 145.0	$ 81.0	$ 226.0
Percentage of Non-GAAP net revenues		64.3%	35.7%		57.6%	42.3%	42.7%	42.4%
Three Months Ended July 31, 2015								
GAAP		**$ 333.0**	**$ 176.9**	**$ 509.9**	**$ 303.4**	**$ 131.8**	**$ 74.7**	**$ 206.5**
Amortization of step-down in deferred services net revenues at acquisition	A	—	0.1	0.1	—	—	0.1	0.1
Merger and acquisition related	D,F	—	—	—	(5.0)	4.2	0.8	5.0
Stock based compensation	E	—	—	—	(0.4)	0.3	0.1	0.4
Restructuring and related charges	F	—	—	—	(0.2)	0.2	—	0.2
Other charges and income	F	—	—	—	(0.5)	0.2	0.3	0.5
Non-GAAP		$ 333.0	$ 177.0	$ 510.0	$ 297.3	$ 136.7	$ 76.0	$ 212.7
Percentage of Non-GAAP net revenues		65.3%	34.7%		58.3%	41.1%	42.9%	41.7%

20

Reconciliation of GAAP to Non-GAAP Operating Expenses 21 (In millions, except percentages) Note Research and development Sales and marketing General and administrative Total Three Months Ended July 31, 2016 GAAP $ 52.4 $ 52.8 $ 49.7 $ 154.9 Merger and acquisition related D,F — — (0.9) (0.9) Stock based compensation E (1.9) (3.2) (4.9) (10.0) Other charges and income F (0.5) (0.4) — (0.9) Non-GAAP $ 50.0 $ 49.2 $ 43.9 $ 143.1 As a percentage of total Non-GAAP net revenues 10% 10% 9% 29% Three Months Ended April 30, 2016 GAAP $ 54.1 $ 59.0 $ 54.9 $ 168.0 Merger and acquisition related D,F — — (1.6) (1.6) Stock based compensation E (1.9) (3.8) (5.0) (10.7) Other charges and income F (0.3) (0.8) (0.8) (1.9) Non-GAAP $ 51.9 $ 54.4 $ 47.5 $ 153.8 As a percentage of total Non-GAAP net revenues 10% 10% 9% 29% Three Months Ended July 31, 2015 GAAP $ 50.8 $ 55.5 $ 54.1 $ 160.4 Merger and acquisition related D,F — — (1.3) (1.3) Stock based compensation E (1.7) (4.7) (4.4) (10.8) Other charges and income F — (0.9) (6.3) (7.2) Non-GAAP $ 49.1 $ 49.9 $ 42.1 $ 141.1 As a percentage of total Non-GAAP net revenues 10% 10% 8% 28% THIS FOOTNOTE MAINTAINED BY WHITNEY ON HER VERSION. PLEASE REVIEW THERE.

Reconciliation of GAAP to Non-GAAP Net Revenues 22 $ in millions GAAP net revenues Amortization of step-down in deferred revenue at acquisition Non-GAAP net revenues Net revenues from businesses acquired in the past 12 months Non-GAAP organic net revenues Constant currency adjustment Non-GAAP net revenues at constant currency Note (A) (A) (B) (B) (C) (C) Three Months Ended July 31, 2016 North America $ 191.5 $ 4.5 $ 196.0 $ (7.1) $ 188.9 $ 0.3 $ 189.2 Latin America 55.1 — 55.1 — 55.1 6.1 61.2 EMEA 190.0 — 190.0 (15.7) 174.3 4.6 178.9 Asia-Pacific 51.5 — 51.5 — 51.5 2.2 53.7 Total $ 488.1 $ 4.5 $ 492.6 $ (22.8) $ 469.8 $ 13.2 $ 483.0 Three Months Ended April 30, 2016 North America $ 209.3 $ 6.1 $ 215.4 $ (7.7) $ 207.7 Latin America 69.8 — 69.8 — 69.8 EMEA 197.0 — 197.0 (16.9) 180.1 Asia-Pacific 50.2 — 50.2 — 50.2 Total $ 526.3 $ 6.1 $ 532.4 $ (24.6) $ 507.8 Three Months Ended July 31, 2015 North America $ 208.6 $ — $ 208.6 $ — $ 208.6 Latin America 73.7 — 73.7 — 73.7 EMEA 172.6 0.1 172.7 (0.1) 172.6 Asia-Pacific 55.0 — 55.0 — 55.0 Total $ 509.9 $ 0.1 $ 510.0 $ (0.1) $ 509.9 THIS FOOTNOTE MAINTAINED BY WHITNEY ON HER VERSION. PLEASE REVIEW THERE.

Reconciliation of operating cash flow to free cash flow 23 Three Months Ended $ in millions Note July 31, 2016 April 30, 2016 January 31, 2016 October 31, 2015 Free Cash Flow GAAP net cash provided by operating activities I $ 12.6 $ 50.9 $ 63.2 $ 80.5 Less: GAAP capital expenditures I (23.9) (27.8) (30.6) (28.0) Free cash flow I $ (11.3) $ 23.1 $ 32.6 $ 52.5 Three Months Ended July 31, 2015 January 31, 2015 October 31, 2014 July 31, 2014 Free Cash Flow GAAP net cash provided by operating activities I $ 71.4 $ 56.3 $ 41.1 $ 51.6 Less: GAAP capital expenditures I (29.6) (29.3) (19.6) (22.2) Free cash flow I $ 41.8 $ 27.0 $ 21.5 $ 29.4 Three Months Ended July 31, 2014 April 30, 2014 January 31, 2014 October 31, 2013 Free Cash Flow GAAP net cash provided by operating activities I $ 58.9 $ 56.5 $ 31.9 $ 54.9 Less: GAAP capital expenditures I (20.9) (21.0) (20.9) (17.2) Free cash flow I $ 38.0 $ 35.5 $ 11.0 $ 37.7 THIS FOOTNOTE MAINTAINED BY WHITNEY ON HER VERSION. PLEASE REVIEW THERE.

Explanatory Notes to reconciliations of GAAP to non-GAAP items 24 Note A: Non-GAAP net revenues, costs of goods sold and gross margin. Non-GAAP net revenues exclude the fair value decrease (step-down) in deferred revenue at acquisition. Non-GAAP costs of goods sold exclude the costs of goods associated with the fair value decrease (step-down) in deferred revenue at acquisition. Although the step-down of deferred revenue fair value at acquisition and associated costs of goods sold are reflected in our GAAP financial statements, they result in net revenues and gross margins immediately post-acquisition that are lower than net revenues and gross margins that would be recognized in accordance with GAAP on those same services if they were sold under contracts entered into post-acquisition. We adjust the step-down to achieve comparability to net revenues and gross margins of the acquired entity earned pre-acquisition and to our GAAP net revenues and gross margins to be earned on contracts sold in future periods. These non-GAAP net revenues, costs of goods sold and gross margin amounts are not intended to be a substitute for our GAAP disclosures of net revenues, costs of goods sold and gross margin, and should be read together with our GAAP disclosures. Note B: Non-GAAP organic net revenues. "Non-GAAP organic net revenues" is a non-GAAP financial measure of net revenues excluding "net revenues from businesses acquired in the past 12 months" (as defined below). Verifone determines non-GAAP organic net revenues by deducting net revenues from businesses acquired in the past 12 months from non-GAAP net revenues. This non-GAAP measure is used to evaluate Verifone net revenues without the impact of net revenues from acquired businesses, as Verifone analyzes performance both with and without the impact of our recent acquisitions. Net revenues from businesses acquired in the past 12 months consists of net revenues derived from the sales channels of acquired resellers and distributors, and net revenues from Systems and Services attributable to businesses acquired in the 12 months preceding the respective financial quarter(s). For acquisitions of small businesses that are integrated within a relatively short time after the close of the acquisition, we assume quarterly net revenues attributable to such acquired businesses during the 12 months following acquisition remain at the same level as in the first full quarter after the acquisition closed. During periods prior to our acquisition of former customers, net revenues from businesses acquired in the past 12 months consists of sales by Verifone to that former customer for that period. Note C: Non-GAAP net revenues at constant currency. Verifone determines non-GAAP net revenues at constant currency by recomputing non-GAAP net revenues denominated in currencies other than U.S. Dollars in the current fiscal period using average exchange rates for that particular currency during the corresponding financial period of the prior year. Verifone uses this non-GAAP measure to evaluate performance on a comparable basis excluding the impact of foreign currency fluctuations. Note D: Merger and Acquisition Related. Verifone adjusts certain revenues and expenses for items that are the result of merger and acquisitions. Acquisition related adjustments include the amortization of intangible assets, fixed asset fair value adjustments, contingent consideration adjustments, incremental costs associated with acquisitions, acquisition integration expenses and changes in estimate on contingencies that existed at the time of acquisition. Note E: Stock-Based Compensation. Our non-GAAP financial measures eliminate the effect of expense for stock-based compensation. Note F: Other Charges and Income (Loss). Verifone excludes certain expenses, other income (expense) and losses that are the result of unique or unplanned events, such as certain costs incurred in connection with senior executive management changes, certain personnel and outside professional service fees incurred on initiatives to transform, streamline and centralize our global operations, restructuring and related charges, including restructure costs, write down of assets held for sale, and charges for costs to terminate a contract related to a service we will no longer offer in Turkey, as well as losses related to certain exit activities initiated as part of our strategic review of under-performing businesses and global transformation initiatives, foreign exchange losses related to obligations denominated in currencies of highly inflationary economies, and costs associated with litigation and other loss contingencies, penalties and settlements. Note G: Income Tax Effect of Non-GAAP exclusions. Income taxes are adjusted for the tax effect of the adjusting items related to our non-GAAP financial measures and to reflect our medium to long term estimate of cash taxes on a non-GAAP basis. Under GAAP our Income tax provision as a percentage of Income before income taxes was 0.9% for the fiscal quarter ended July 31, 2016, 48.0% for the fiscal quarter ended April 30, 2016, and 12.6% for the fiscal quarter ended July 31, 2015. For non-GAAP purposes, we used a 14.5% rate for all periods presented. Note H: Non-GAAP diluted shares. Diluted non-GAAP weighted average shares include additional shares that are dilutive for non-GAAP computations of earnings per share in periods when we have a non-GAAP net income and a GAAP basis net loss. Note I: Free Cash Flow. Verifone determines free cash flow as net cash provided by operating activities less capital expenditures.